Debt and Other Long-Term Liabilities (Table)	12 Months Ended
Dec. 31, 2016
Long Term Liabilities Tables [Abstract]
Schedule of Long-term Liabilities

	December 31, 2016	December 31, 2015
Total Debt:
6.125% Senior Notes due 2024	$850,000	$850,000
5.75% Senior Notes due 2018	450,000	450,000
Senior Notes issued by Ultra Resources, Inc.	1,460,000	1,460,000
Credit Agreement	999,000	630,000
Total current portion of long-term debt	3,759,000	3,390,000
Less: Deferred financing costs(1)	—	(19,447)
Less: Liabilities subject to compromise(2) (See Note 1)	(3,759,000)	—
Total current portion of long-term debt not subject to compromise	—	$3,370,553

	December 31, 2016	December 31, 2015

Other long-term obligations:
Other long-term obligations	$177,088	$165,784

Maturity Schedule
Aggregate maturities of debt at December 31, 2016:(2)
2017	2018	2019	2020	2021	Beyond 5 years	Total
$3,759,000	$—	$—	$—	$—	$—	$3,759,000

(1)

A non-cash charge to write-off all of the unamortized debt issuance costs related to the unsecured Credit Agreement, the unsecured Senior Notes issued by Ultra Resources, the unsecured 2018 Senior Notes issued by the Company and the unsecured 2024 Senior Notes issued by the Company is included in Reorganization items, net in the Consolidated Statements of Operations as these debt instruments are expected to be impacted by the pendency of the Company’s chapter 11 cases.

(2)

We have significant indebtedness, all of which is included with liabilities subject to compromise at December 31, 2016 in the Consolidated Balance Sheets. Our level of indebtedness has adversely impacted and is continuing to adversely impact our financial condition. As a result of our financial condition, the defaults under our debt agreements and the risks and uncertainties surrounding our chapter 11 proceedings, substantial doubt exists that we will be able to continue as a going concern. As a result, we have classified all of our total outstanding debt as short-term.